Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 11 – INCOME TAXES

The following table presents the current and deferred tax provision for federal and state income taxes for the years ended December 31, 2013 and 2012.

	Year Ended December 31,
	2013	2012
Current Tax Provision
Federal	$-	$-
State	2,400	2,400
Total	$2,400	$2,400

Deferred tax provision (benefit)
Federal	(6,937,891)	(6,646,663)
State	(614,642)	(796,294)
Valuation Allowance	7,552,533	7,442,957
Total		-
Total Provision for income taxes	$2,400	$2,400

Current taxes in 2013 and 2012 consist of minimum taxes to the State of California..

Reconciliations of the U.S. federal statutory rate to the actual tax rate for the years ended December 31, 2013 and 2012 are as follows:

	Year Ended December 31,
	2013	2012
US federal statutory income tax rate	30%	30%
State tax - net of benefit	4%	4%
	34%	34%

Permanent differences	-10%	-11%
Reserves and accruals	0%	-7%
Changes in deferred tax assets	-16%	4%
Increase in valuation allowance	-8%	-20%
Effective tax rate	0%	0%

The components of the Company’s deferred tax assets for federal and state income taxes as of December 31, 2013 and 2012 consisted of the following:

	2013	2012
Deferred income tax assets
Net operating loss carryforwards	$7,552,533	$7,327,107
Reserves and accruals	-	115,850
Valuation allowance	$(7,552,533)	$(7,442,957)
	$-	$-

The Company’s deferred tax assets consist primarily of net operating loss (“NOL”) carry forwards of approximately $7,553,000 and $7,327,000 at December 31, 2013 and 2012, respectively. At December 31, 2013, the Company had NOL carry forwards for Federal and California income tax purposes totaling approximately $23.1 million and $15.4 million, respectively. At December 31, 2012, the Company had NOL carry forwards for Federal and California income tax purposes, totaling approximately $21.8 million and $19.6 million, respectively. Federal and California NOL’s have begun to expire and fully expire in 2033 and 2023, respectively. For federal tax purposes these carry forwards expire in twenty years beginning in 2026 and for the State purposes they expired beginning in 2012.

Income tax reporting primarily relates to the business of the parent company Blue Fire Ethanol Fuels, Inc. which experienced a change in ownership on June 27, 2006. A change in ownership requires management to compute the annual limitation under Section 382 of the Internal Revenue Code. The amount of benefits the Company may receive from the operating loss carry forwards for income tax purposes is further dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined.

The Company has identified the United States Federal tax returns as its “major” tax jurisdiction. The United States Federal return years 2009 through 2013 are still subject to tax examination by the United States Internal Revenue Service; however, we do not currently have any ongoing tax examinations. The Company is subject to examination by the California Franchise Tax Board for the years ended 2009 through 2013 and currently does not have any ongoing tax examinations.

In addition, the Company is not current in their federal and state income tax filings prior to the reverse acquisition. The Company has assessed and determined that the effect of non filing is not expected to be significant, as Sucre has not had active operations for a significant period of time.